Investor Presentation April 15, 2004

Mike Vanderwoude VP - Investor Relations April 15, 2004

"Safe Harbor" Statement Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believe," "anticipates," "plans," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell's ability to maintain its market position in communications services, general economic trends affecting the purchase of telecommunication services, world and national events that may affect the ability to provide services, changes in the regulatory environment, any rulings, orders or decrees that may be issued by any court or arbitrator and Cincinnati Bell's ability to develop and launch new products and services. More information on potential risks and uncertainties is available in the company's recent filings with the Securities and Exchange Commission, including Cincinnati Bell's annual Form 10-K report, Quarterly Form 10-Q reports, Forms 8-K, and Forms S-4 and S-3 Registration Statements. The forward-looking statements included in this presentation represent the company's estimates as of the date on first slide of the presentation. The company anticipates that subsequent events and developments will cause its estimates to change.

Agenda Brief introduction to Cincinnati Bell Historical and peer comparative performance Strategy to reduce net debt; protect and grow Frequently Asked Questions about Cincinnati Bell's financial statements and capital structure Jack Cassidy - President and CEO Brian Ross - CFO Questions and Answers

Jack Cassidy President and CEO April 15, 2004

Key Points of Today's Discussion Cincinnati Bell has a strong, top-performing local franchise Bundling is the key to protecting and growing the franchise Cincinnati Bell has solid free cash flow to reduce net debt, which builds shareholder value Wireless and DSL are the growth services in the bundle; growth requires some investment

Key facts about Cincinnati Bell

1. ~1 million access lines in SW Ohio, N Kentucky and SE Indiana
2. ~474K wireless subscribers in Greater Cincinnati and Dayton
3. High penetrations of key services such as VAS, LD, Wireless and DSL
4. 86% household DSL availability
5. 100% digital switching network
6. ~$1.1 Billion in sales; ~$800M CBT, $250M CBW, $60M CBAD

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Cincinnati Bell

Cincinnati Bell's heritage...a history of product innovation 1995 1996 1997 1998 1999 2000 2001 2002 2003

We have grown core revenue 56% and more than doubled operating income in 5 years... 1998 1999 2000 2001 2002 2003 Operating Income 140.5 161.5 234.7 300.5 356.1 362.8 Revenue 591.9 708.5 796.3 837.5 809.9 780.4 $ in Millions Includes Cincinnati Bell Telephone, Cincinnati Bell Wireless, Cincinnati Bell Any Distance and Cincinnati Bell Public Communications (excludes Corporate and BRCOM)

....driving substantial cost synergies... 1998 1999 2000 2001 2002 2003 East 0.23 0.2 0.19 0.16 0.17 0.16 1999 2000 2001 2002 2003 East 0.48 0.32 0.224 0.18 0.19 Local SG&A/Revenue Wireless SG&A/Revenue

....with steady reduction in headcount... 2000 2001 2002 2003 Employee Count 3275 3199 2979 2827 Includes Cincinnati Bell Telephone, Cincinnati Bell Wireless, Cincinnati Bell Any Distance and Cincinnati Bell Public Communications (excludes Corporate and BRCOM) 13% decline over three years

....and superior capital efficiency... 2000 2001 2002 2003 Local 157.4 121.3 80.3 81 Wireless 84.2 52 29.5 40.2 Other 0.8 2 0.9 0.9 $ in Millions 23% 9% 15% Capex / Revenue Local Wireless Wireless 11% Local Local Local Wireless Includes Cincinnati Bell Telephone, Cincinnati Bell Wireless, Cincinnati Bell Any Distance and Cincinnati Bell Public Communications (excludes Corporate and BRCOM) Wireless

....while providing outstanding customer service. Six J.D. Power and Associates Awards in Three Years

Operating margin is best among diversified telcos... Source: Merrill Lynch, company reports. CBB excludes Broadband Services SBC VZ AT BLS CBB EBITDA Margin 0.158 0.204 0.24 0.245 0.304 2003 Operating Margin

....along with revenue per access line.. Source: Bear Stearns, February 2004. Includes local and long distance revenue for all companies SBC VZ BLS AT CBB Wireline Revenue per Access Line 4Q03 164 178 195 199 227.3 4Q03 Wireline Revenue Per Access Line

....employees per 10,000 access lines... Source: Bear Stearns, February 2004; CBB excludes Broadband Services BLS VZ SBC CBB Employees per 10,000 Access Lines 38.5 36.6 35.2 29.1 4Q03 Employees per 10,000 Access Lines

....and capital efficiency. Source: Company reports VZ AT SBC BLS CBB Capex/Rev 0.175 0.15 0.128 0.112 0.107 2003 Capex/Revenue

Wireless churn is near industry low... Source: Company reports. CBB wireless churn is postpaid only AWE T-Mobile AT Cing PCS VZ CBB Postpaid Churn 0.033 0.032 0.028 0.028 0.027 0.017 0.017 4Q03 Wireless Churn

....and wireless penetration is industry best. Source: Robert W. Baird, March 2004; Merrill Lynch, February 2004 Nextel PCS AWE Cing VZ CBB Penetration of Licensed Pops 0.0562 0.075 0.0854 0.112 0.136 0.1386 Penetration of Licensed POPs

BLS SBC VZ CBB UNE-P Lines as % of Total Access Lines 0.115 0.122 0.09 0 2003 UNE-P Lines as % of Total Access Lines No lines have been lost to UNE-P to date. Source: Deutsche Bank, February 2004

Overview of Cincinnati Bell's Strategy Reduce net debt; builds shareholder value Protect and grow the franchise through bundling Reduce expense in the core businesses to maintain margins

Bundling is Cincinnati Bell's key marketing strategy: both an offensive and a defensive strategy Bundling drives Household ARPU Increases the penetration of wireless and DSL Marketing to the individual household helps avoid rate regression Bundling reduces future customer acquisition expense Drives churn lower Higher DSL penetration reduces risk of access line loss to VOIP Offense Defense

CBB bundles dial tone with all of its services .... on a single bill Penetration rates are consumer only and as of end of 2003 Bundle Products Pricing Penetration Launched Complete Connections 20 Value-Added Services plus local line $34.95 44% 1998 Custom Connections Complete Connections, LD plus DSL, Wireless or both Options at $70, $100 and $130 9% 2003

New campaign provides umbrella theme to all bundle offers in the market

The key to bundling is understanding the customer base Percent of Cincinnati Households with Cincinnati Bell's: Local and LD 71 Complete Connections 44 Complete Connections and LD 35 Wireless 32 Complete Connections and Wireless 20 Wireless and LD 23 DSL 14 DSL and Wireless 8 DSL and Complete Connections 10 As of end of 2003 Still substantial opportunity to grow penetration

Market through direct channels with a targeted offer designed to drive greater spend Local and Wireless are offered: DSL So, for example, customers who have: Customers who have: Local, DSL and LD are offered: Wireless In this way, rate regression is minimized

Bundling aids the attainment of superior penetration of key services. 97.4% 44.2% 70.7% 45.4% 25.8% 10.1% Annual Access Line Retention Consumer VAS Bundle Penetration Consumer LD Share Business LD Share Wireless Share ADSL Total Penetration Estimated as of December 31, 2003 ADSL Consumer Penetration 13.8%

Accelerated DSL growth linked to the bundle 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Net DSL Activations 5989 4698 2309 2994 4000 8357 4111 5315 6959 Custom Connections Launch DSL Net Activations

DSL and wireless subs in the bundle are less likely to churn Decreased DSL churn by approximately 30% Decreased wireless churn by approximately 40% For consumer Custom Connections customers in 4Q03

Customer retention and greater penetration have increased Revenue per Household Y/Y growth When a customer takes Custom Connections, Household ARPU increases by an average of ~$30/month

In Summary, Cincinnati Bell's Strategy Reduce net debt; builds shareholder value Protect and grow the franchise through bundling Reduce expense in the core businesses to maintain margins

CBB is an attractive holding for the value investor VZ SBC BLS AT CBB FCF Yield 0.086 0.075 0.115 0.072 0.121 Free Cash Flow Yield* * CBB FCF yield equals 2004 estimated net debt reduction (~$140 million) divided by market cap 2004 Cash Flow Estimates (Source: Merrill Lynch); Closing Share Prices 04.14.04

Brian Ross Chief Financial Officer Frequently Asked Questions about Cincinnati Bell April 15, 2004

Q: Why is OI forecasted lower in 2004 than in 2003 ? A: Higher customer acquisition expense *Adjusted OI plus D&A is OI less Gain on Broadband Sale plus Depreciation, Amortization, Asset Impairments, Restructuring Charges Customer acquisition expense = sales & marketing - bad debt + handset subsidy $ mil

Q: Why is customer acquisition expense up $20M to $30M ? A: Increased wireless and DSL additions Customer acquisition expense = sales & marketing - bad debt + handset subsidy + DSL provisioning expense $ mil

Q: What is happening to CBT's margin ? A: Margin has held steady; goal is to maintain CBB margin 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 East 70 72 71 72 72 76 80 69 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $ mil CBT Operating Income 4Q03 includes $5M of special charges

Q: Why did CBW's margin decline in 4Q03? A: GSM transition $ mil Margin affected by subscriber declines & aggressive 4Q03 pricing

4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Net Postpaid Activations 29709 14095 20086 14229 20314 467 5121 -2831 -2372 -3995 -4125 -4133 12915 Constrained TDMA capacity limited postpaid activations which drove subscriber and revenue declines Net Postpaid Activations Re-ignited Growth in 4Q03

4Q03 offer mitigated churn but reduced ARPU Aug '03 Sep '03 Oct '03 Nov '03 Dec '03 New $40 Plan Subs 0 19500 39904 58958 77228 Total Postpaid Subs 298761 279470 260973 245537 234658

Q: What is the remaining amount of CBB's NOL's? A: They can shelter $2.0B of taxable income Note: CBB also holds state deferred tax assets of net $85 million. Total deferred tax assets are thus net $796 million. At 31-Dec-03 the company released a $823M valuation reserve held against the $796M BRCOM and $27M deferred tax assets at other entities.

Q: Why will CBB have a 50% tax rate but pay little tax A: GAAP & non-deductible interest

Q: What has CBB done with its capital structure? A: A mixture of survival, flexibility and savings 2003 Transaction Benefits 16% Notes - Avoid Insolvency Exchange Offers - Facilitate broadband sale (9% notes & 12.5% preferred) 7.25% Notes due 2013 - Extend maturities 8.375% Notes due 2014 - Extend maturities - Reduce interest expense Credit Facility Term D - Reduce interest expense Required financings

Restructuring pushed maturities out to later years... 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Thereafter Credit Facility 5 5 89 0 0 0 Goldman 0 0 0 0 0 441 7.25% Bonds 0 0 0 0 0 8.375% Bonds 540 Other 8 25 3 255 254 500 280 $92 $255 $254 $441 $500 $13 $30 $540 $280 New Credit Facility New Senior and Senior Sub Notes $(millions)

....and decreased total interest expense but increased cash interest expense. 2003A 2004E Cash Interest 146 175 Non-Cash Interest 73 35 Deferred Financing Expense 16 0 $(millions) Net of deferred financing expense of $16M, yields a $9M reduction in total interest expense y/y, increasing our ability to reduce net debt

Q: What is projected 2004 net debt reduction ?
A: $140 million

$ in Millions

2004 Estimated Cash Flow and Net Debt Reduction



~485-505
~$115-135
Capex
~$170
Cash Interest and Preferred Dividends
~$25-40
BRCOM Liabilities
~$5
Cash Tax
~$160
~$20
PIK and Amortization
~$140
Adjusted OI plus D&A
Free Cash Flow
2004 Reduction in Net Debt

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Cincinnati Bell

2005 and 2006 offer substantial opportunities to further improve debt reduction capacity and cash flow Total estimate of remaining BRCOM liabilities is ~$60M. Estimated cash outflow for 2004 is $25-$40M. Cash outflow in 2005-6 will likely be lower than in 2004 and will eventually be zero. 16% Mezzanine Notes are callable in March 2006 at 108 ($426M). The company's primary objective is to refinance, which at current long-term interest rates would decrease the 16% interest rate by at least half. On the other hand, cash outflow for interest on the 8.375% Senior Subordinated Notes will be $15M higher in 2005 and beyond than in 2004.

Key Points of Today's Discussion Cincinnati Bell has a strong, top-performing local franchise Bundling is the key to protecting and growing the franchise Wireless and DSL are the growth services in the bundle; growth requires some investment Cincinnati Bell has solid free cash flow to reduce net debt, which builds shareholder value

Questions and Answers